--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [LOGO]


                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
                       755 WEST BIG BEAVER ROAD, SUITE 800
                              TROY, MICHIGAN 48084




To our Stockholders:


I am pleased to invite you to attend the annual meeting of stockholders of Championship Auto Racing Teams, Inc. to be held on Tuesday, May 2, 2000 at 9:00 a.m. at the Townsend Hotel located at 100 Townsend Street, Birmingham, Michigan 48009.

Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Championship Auto Racing Teams, Inc.


Sincerely,

/s/ Andrew Craig

Andrew Craig
Chairman of the Board
Championship Auto Racing Teams, Inc.


March 17, 2000

                       2000 ANNUAL MEETING OF STOCKHOLDERS


                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS


Notice of Annual Meeting of Stockholders.........................................................1

         Q:Why am I receiving these materials?...................................................2

         Q:What information is contained in these materials?.....................................2

         Q:What proposals will be voted on at the meeting?.......................................2

         Q:What shares owned by me can be voted?.................................................2

         Q:What is the difference between holding shares as a stockholder of record and as a beneficial owner?.................................................2

              Stockholder of Record..............................................................2

              Beneficial Owner...................................................................2

         Q:How can I vote my shares in person at the meeting?....................................2

         Q:How can I vote my shares without attending the meeting?...............................3

         Q:Can I vote by telephone or on the Internet if I am not a registered stockholder?......3

         Q:Can I change my vote?.................................................................3

         Q:How are votes counted?................................................................3

         Q:What is the voting requirement to approve each of the proposals?......................3

         Q:How will abstentions be treated?......................................................4

         Q:How will broker non-votes be treated?.................................................4

         Q:What does it mean if I receive more than one proxy or voting instruction card?........4

         Q:Where can I find the voting results of the meeting?...................................4

STOCK OWNERSHIP..................................................................................5

         Who are the largest owners of CART's stock?.............................................5

         How much stock do CART's directors and executive officers own?..........................5

         Section 16(a) Beneficial Ownership Reporting Compliance.................................7

BOARD STRUCTURE AND COMPENSATION.................................................................7

DIRECTOR COMPENSATION ARRANGEMENTS...............................................................8

PROPOSAL NO. 1 - ELECTION OF DIRECTORS...........................................................9

PROPOSAL NO. 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS........................................11

EXECUTIVE OFFICERS AND KEY EMPLOYEES............................................................12

Summary Compensation Table......................................................................15

Option Grants In Last Fiscal Year...............................................................16

Aggregate Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values................17

REPORT OF THE COMPENSATION COMMITTEE............................................................17

STOCK PERFORMANCE GRAPH.........................................................................19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................20

ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND

  STOCKHOLDER PROPOSALS.........................................................................22

         Q:What happens if additional proposals are presented at the meeting?...................22

         Q:What class of shares are entitled to be voted?.......................................22

         Q:What is the quorum requirement for the meeting?......................................22

         Q:Who will count the vote?.............................................................22

         Q:Is my vote confidential?.............................................................22

         Q:Who will bear the cost of soliciting votes for the meeting?..........................22

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                       755 WEST BIG BEAVER ROAD, SUITE 800
                              TROY, MICHIGAN 48084
                                 (248) 362-8800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



TIME                                9:00 a.m. on Tuesday, May 2, 2000

PLACE                               Townsend Hotel
                                    100 Townsend Street
                                    Birmingham, Michigan  48009

ITEMS OF BUSINESS                   (1)      To elect directors
                                    (2)      To ratify the appointment of
                                             independent accountants
                                    (3)      To consider such other business as
                                             may properly come before the
                                             meeting

RECORD DATE                         You are entitled to vote if you were a
                                    stockholder at the close of business on
                                    Wednesday, March 15, 2000.

VOTING BY PROXY                     Please submit the proxy as soon as possible
                                    so that your shares can be voted at the
                                    meeting in accordance with your
                                    instructions. You may submit your proxy (1)
                                    over the Internet, (2) by telephone, or (3) by mail. For specific instructions, please refer to the Questions and Answers beginning on page 2 of this proxy statement and the instructions on the proxy card.


                                    By Order of the Board of Directors

                                    /s/ Andrew Craig

                                    Andrew Craig
                                    Chairman of the Board


         This proxy statement and accompanying proxy card are being distributed on or about March 28, 2000.

Q:   WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Championship Auto Racing Teams, Inc. ("CART") is providing these proxy materials for you in connection with CART's annual meeting of stockholders which will take place on May 2, 2000. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:   WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1999 Annual Report to Shareholders is also enclosed.

Q:   WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:   There are two proposals scheduled to be voted on at the meeting:

     o    The election of directors
     o    The ratification of independent accountants

Q.   WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of March 15, 2000, the record date, may be voted by you. These shares include those (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many CART stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     STOCKHOLDER OF RECORD

     If your shares are registered directly in your name with CART's Transfer Agent, Norwest Bank, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by CART. As a stockholder of record, you have the right to grant your voting proxy directly to CART or to vote in person at the meeting. CART has enclosed a proxy card for your use.

     BENEFICIAL OWNER

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

     EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

Q:   HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

     BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

     BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card,

     BY MAIL - You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

Q: CAN I VOTE BY TELEPHONE OR ON THE INTERNET IF I AM NOT A REGISTERED STOCKHOLDER?

A: If your shares are held in "street name" by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote by telephone or on the Internet.

Q:   CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:   HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q:   WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the 12 persons receiving the highest number of "FOR" votes will be elected. The other proposal requires the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described in "HOW WILL BROKER NON-VOTES BE TREATED?" on page 4. In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:   HOW WILL ABSTENTIONS BE TREATED?

A: If you abstain from voting on one or more proposals, your shares will still be included for purposes of determining whether a quorum is present. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for Proposal 1. If you abstain from voting on the remaining proposals, your shares will be included in the number of shares voting on the proposal and, consequently, your abstention will have the same practical effects as a vote against the proposals.

Q:   HOW WILL BROKER NON-VOTES BE TREATED?

A: Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum. Otherwise, shares represented by broker non-votes will be treated as shares not entitled to vote on a proposal. Consequently, broker non-votes will have the following effects:

     Proposal 1: Broker non-votes will have no effect on the election of directors.
     Proposal 2: Broker non-votes will not be counted in determining the number of shares necessary for ratification of the appointment of the Company's independent auditors and will, therefore, reduce the absolute number (but not the percentage) of the affirmative votes required for approval of these proposals.

     Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2000.

     Additional Q&A information regarding the annual meeting and stockholder proposals may be found on pages 22 and 23.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF CART'S STOCK?

         The following table shows the amount of CART common stock beneficially owned by any person or group that is the beneficial owner of more than 5% of CART's common stock as of March 15, 2000.

---------------------------------------------------------------------------
                                 AGGREGATE NUMBER       PERCENT OF
                                    OF SHARES             SHARES
   NAME AND ADDRESS            BENEFICIALLY OWNED      OUTSTANDING
   ----------------            ------------------      -----------
Lord, Abbett & Co. (1)               908,360               5.8%
90 Hudson Street
Jersey City, NJ  07302

Newman/Haas Racing                   800,500               5.1%
500 Tower Parkway
Lincolnshire, IL  60069

PacWest Racing Group (2)             800,000               5.1%
4601 Methanol Lane
Indianapolis, IN  46268
---------------------------------------------------------------------------

(1)  We have received this information regarding share ownership from the
     Schedule 13G that was filed with the SEC on February 2, 2000.
(2) These shares are also the subject of a Schedule 13G that was filed with the SEC on February 1, 2000 by Bank of America Corporation.


HOW MUCH STOCK DO CART'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of CART beneficially owned (unless otherwise indicated) by CART's directors, the executive officers of CART named in the Summary Compensation Table below, nominees, and the directors and executive officers of CART as a group. Except as otherwise indicated, all information is as of March 15, 2000.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of May 14, 2000 (60 days after the record date of March 15, 2000) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

---------------------------------------------------------------------------------------------------
                                                               AMOUNT AND               PERCENT OF
                                                                NATURE OF                 SHARES
                     NAME                                 BENEFICIAL OWNERSHIP (1)      OUTSTANDING
                     ----                                 ------------------------      -----------
Andrew H. Craig.....................................        1,800      Direct              2.5%
                                                          400,000      Vested Options

Gerald R. Forsythe..................................      400,000      Indirect (3)        2.6%

Chip Ganassi........................................      720,000      Indirect (4)        4.6%

Carl A. Haas........................................      800,500      Indirect (5)        5.1%

James F. Hardymon...................................       15,000      Vested Options        *

Bruce R. McCaw......................................      800,000      Indirect (6)        5.1%

Don Ohlmeyer, Jr. (7)...............................       15,000      Vested Options        *

U.E. Patrick........................................          100      Direct              2.6%
                                                          398,000      Indirect (8)
                                                            7,585      Vested Options

Robert W. Rahal.....................................      620,000      Indirect (9)        4.0%

Derrick Walker......................................      210,000      Indirect (10)       1.3%

Barry E. Green......................................      103,500      Indirect (11)         *

Bert C. Roberts, Jr. ...............................        5,000      Direct                *

Frederick T. Tucker.................................            0

Randy K. Dzierzawski................................        5,000      Direct              1.1%
                                                          170,000      Vested Options

Roger Bailey........................................        1,000      Direct                *
                                                           32,783      Vested Options

Timothy Mayer.......................................        3,333      Vested Options        *

Victoria O'Connor...................................        3,333      Vested Options        *

All current directors and executive officers as a           6,900      Direct             28.4%
   group (16) persons...............................    3,949,500      Indirect
                                                          657,033      Vested Options
-------------------------------------------------------------------- ------------------------------

* Represents less than 1% of the Company's outstanding common stock.

(1) "Vested Options" are stock options which may be exercised as of May 14, 2000.

(2) Percentages are based upon 15,586,568 shares of common stock outstanding on March 15, 2000.

(3)  The shares are held of record by Forsythe Racing, Inc.

(4)  The shares are held of record by Chip Ganassi Racing Teams, Inc.

(5)  The shares are held of record by Newman/Haas Racing.

(6)  The shares are held of record by PacWest Racing Group.

(7)  Mr. Ohlmeyer will not stand for re-election at this meeting.

(8)  The shares are held of record by Patrick Racing, Inc.

(9)  The shares are held of record by Team Rahal, Inc.

(10) The shares are held of record by Derrick Walker Racing, Inc.

(11) The shares are held of record by Team Green, Inc.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our stock. CART believes that during fiscal 1999, its officers, directors and 10% stockholders complied with all
Section 16(a) filing requirements. In making this statement, CART has relied upon the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION

         Our Board has 10 directors and the following four committees: (1) Executive, (2) Audit, (3) Compensation, and (4) Nominating. The membership during fiscal 1999 and the function of each committee are described below. During 1999, the Board held seven meetings and four telephonic meetings and took one action in writing. Each director attended at least 75% of all Board and applicable committee meetings, except Mr. Ohlmeyer. All directors served on the Board for the entire fiscal 1999, except Mr. Ohlmeyer who was appointed to the Board in January 1999.

--------------------------------------------------------------------------------------
NAME OF DIRECTOR                         EXECUTIVE   AUDIT    COMPENSATION  NOMINATING
----------------                         ---------   -----    ------------  ----------
Non-Employee Directors:
Gerald R. Forsythe....................                             X
Chip Ganassi..........................
Carl A. Haas..........................                             X
James F. Hardymon.....................       X*        X*                       X*
Bruce R. McCaw  ......................                 X
Don Ohlmeyer, Jr. (1).................       X         X
U.E. Patrick..........................                             X*           X
Robert W. Rahal.......................       X
Derrick Walker........................       X                     X

Employee Directors:
Andrew H. Craig ......................       X

Number of Meetings in Fiscal 1999 ....       5         5           6            2
--------------------------------------------------------------------------------------

X = Committee member; * = Chair
(1)  Mr. Ohlmeyer will not stand for re-election at this meeting.

THE EXECUTIVE COMMITTEE

         The Executive Committee meets or takes written action when the Board is not otherwise meeting. The responsibility of the Executive Committee is to work with the Chief Executive Officer in analyzing issues that come before the Executive Committee and making recommendations to the Board of Directors for its approval.

THE AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

     o reviews and approves the scope of the annual audit and the independent accountant's fees;

     o meets independently with our internal accounting staff, our independent accountants and our senior management; and

     o reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, matters relating to internal control systems as well as the results of the annual audit.

THE COMPENSATION COMMITTEE

         The Compensation Committee determines, approves and reports to the Board on all elements of compensation for our elected executive officers and all employees whose annual salary exceed $150,000.

THE NOMINATING COMMITTEE

         The Nominating Committee proposes a slate of directors for election by our stockholders at each annual meeting and candidates to fill any vacancies on the Board. It is also responsible for approving management succession plans and addressing Board organizational and governance issues.

                       DIRECTOR COMPENSATION ARRANGEMENTS

         The following table provides information on CART's compensation and reimbursement practices during 1999 for directors who are not CART officers and who are not affiliated with teams participating in CART events (Messrs. Hardymon and Ohlmeyer). CART employees and those directors who are affiliated with teams participating in CART events do not receive any compensation for their Board activities.

         In addition to the cash compensation discussed below, members of the Board of Directors who are not CART officers and who are not affiliated with teams participating in CART events (Messrs. Hardymon and Ohlmeyer) received options to purchase 10,000 shares of common stock when first elected and options to purchase 5,000 shares upon each re-election.

                               COMPENSATION TABLE
                                    FOR 1999
-------------------------------------------------------------------------------
Annual Director Retainer                                             $    0

Board Meeting Attendance Fees (per meeting)                          $1,000

Board Telephonic Meeting Fees (per meeting)                          $  250

Committee Meeting Attendance Fees (per meeting)                      $  250

Reimbursement for Expenses Attendant to Board Membership                Yes
-------------------------------------------------------------------------------

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         There are 12 nominees for election to our Board this year. All of the nominees have served as directors since the last annual meeting, except for Barry Green, Bert C. Roberts, Jr., and Frederick T. Tucker, each of whom were nominated by the Board of Directors for election at this meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successor is elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.



ANDREW H. CRAIG                       Mr. Craig was first elected President,
Director since December 1997          Chief Executive Officer and Chairman of
Age 51                                the Board of CART in December 1997 and has
                                      served as the President and Chief
                                      Executive Officer of CART's operating
                                      subsidiary since January 1994. From 1983 to 1994, Mr. Craig was employed by ISL
                                      Marketing, AG, an international sports
                                      marketing firm located in Switzerland. For the four years prior to his employment with CART, Mr. Craig served as deputy chief executive officer and executive vice president of ISL Marketing, AG. Mr. Craig currently serves as a Vice President and Director of the Automobile Competition
                                      Committee for the United States FIA, Inc.

GERALD R. FORSYTHE                    Mr. Forsythe currently serves as President
Director since December 1997          of Forsythe  Racing, Inc. and a director
Age 59                                and President of Player's/Forsythe Racing
                                      Team, Ltd. Since 1963, Mr. Forsythe has
                                      been employed in various positions with
                                      and currently serves as Chairman and Chief
                                      Executive Officer of INDECK Power
                                      Equipment Company, its subsidiaries and
                                      affiliates. INDECK Power Equipment Company is North America's largest emergency and back-up steam generating source. The company also designs and fabricates water treatment equipment and rents generator sets, chillers and compressors.

CHIP GANASSI                          Since 1987, Mr. Ganassi has served as
Director since December 1997          President and owner of Chip Ganassi Racing
Age 41                                Teams, Inc., which won the CART
                                      Championship in 1996, 1997, 1998 and 1999.
                                      Mr. Ganassi currently holds executive
                                      positions with Chicago Motor Speedway, a racing facility; and Tessa One
                                      Incorporated, a holding company.



BARRY E. GREEN                        Mr. Green is the President and sole
Nominee                               shareholder of Team Green, Inc., a
Age 47                                corporation he formed in 1994 and located
                                      in Indianapolis, Indiana, which is
                                      involved in motor racing and related
                                      activities. In Team Green's initial CART season in 1995, it won the Indianapolis
                                      500 and the CART season championship. More recently, Team Green finished second and third in the 1999 CART season championship. During his career in championship motor racing, Mr. Green has accumulated two CART championship titles
                                      (1990 and 1995), two Indianapolis 500
                                      victories (1992 and 1995), 32 wins and
                                      28 CART poles.

CARL A. HAAS                          Since 1960, Mr. Haas has served as Chief
Director since December 1997          Executive Officer of Carl A. Haas Auto
Age 70                                Imports, a company specializing in the
                                      distribution of race cars and parts. Since
                                      1982, Mr. Haas has also served as the
                                      Managing Partner of Newman Haas Racing.
                                      Since 1992, he has served as President of Carl A. Haas Racing Teams, Ltd. and, since
                                      1996, as the Managing Member of Texaco
                                      Grand Prix of Houston, LLC. Both Carl A.
                                      Haas Racing Teams, Ltd. and Texaco Grand
                                      Prix of Houston, LLC are race promotion
                                      organizations. In addition, Mr. Haas also holds positions with various companies, including, but not limited to, Carl A.
                                      Haas Enterprises, Inc., Team Haas USA
                                      Ltd., Road America, SCCA Pro Racing, Inc.
                                      and Milwaukee Mile, Inc., all of which are racing related businesses.

JAMES F. HARDYMON                     Mr. Hardymon retired as Chairman and chief
Director since April 1998             executive officer of Textron, Inc. in
Age 65                                January 1999. Textron, Inc. is a public
                                      company, supplying aerospace and
                                      industrial components. He joined Textron in 1989 as President and chief operating officer, became chief executive officer in 1992, assumed the additional title of Chairman in 1993 and relinquished the title of President in 1994. Prior to joining Textron, Mr. Hardymon was
                                      President, chief operating officer and a director of Emerson Electric Co., a global manufacturer of electrical and electronic products and systems. Mr. Hardymon is a director of Air Products and Chemicals, Inc., Fleet Boston Corporation, Schneider
                                      Electric SA, Lexmark International and
                                      Circuit City Stores, Inc.

BRUCE R. MCCAW                        Mr. McCaw currently serves as the
Director since December 1997          president of RaceSport Management Company,
Age 53                                which he founded in 1993, PacWest Racing
                                      Group, LLC and PacWest Lights, each of
                                      which is involved in various types of auto racing. Mr. McCaw was a founder and director of McCaw Cellular Communications
                                      (now AT&T Wireless), as well as director and originator of Claircom Communications
                                      (AT&T's air-to-ground telephone network).
                                      Mr. McCaw is also involved in various
                                      other ventures in the areas of
                                      communications, real estate and aviation and holds a variety of positions in entities involved in these businesses.

U.E. PATRICK                          Mr. Patrick was a founding member of CART
Director since December 1997          in November 1978 and served as its first
Age 71                                President and Chief Executive Officer. Mr.
                                      Patrick has been involved in racing since
                                      1967 and has been a car owner since 1970, with three Indianapolis 500 wins and the CART World Series Championship in 1989.
                                      Mr. Patrick currently serves as President of Patrick Racing, Inc. He holds the position of Chairman of the Board of Patrick Exploration, Inc., an oil and gas exploration company, and is an investor in several businesses.

ROBERT W. RAHAL                       Mr. Rahal is the co-owner of Team Rahal,
Director since December 1997          Inc. He has an accomplished career as a
Age 46                                CART competitor, winning the PPG CART
                                      World Series title three times in his
                                      15-year CART career. Additionally, Mr.
                                      Rahal won the Indianapolis 500 in 1986.
                                      Mr. Rahal also owns Honda, Toyota, Lexus and Mercedes-Benz dealerships in
                                      Pennsylvania. He is a member of the Board of Directors of The Huntington National
                                      Bank.

BERT C. ROBERTS, JR.                  Mr. Roberts has been nominated by the
Nominee                               Board of Directors for election at this
Age 57                                meeting to fill the vacancy to be created
                                      by the retirement of Don Ohlmeyer, Jr. Mr.
                                      Roberts is the Chairman of MCI WorldCom,
                                      Inc., one of the world's largest
                                      communications companies. He was named
                                      Chairman and CEO of MCI in 1992, after
                                      serving as President and Chief Operating
                                      Officer since 1985. Additionally, Mr.
                                      Roberts serves on the Boards of Directors of Valence Technology, Inc., Telefonica de
                                      Espana, News Corporation Limited, CAPCURE and Johns Hopkins University.

FREDERICK T. TUCKER                   Mr. Tucker has been nominated by the Board
Nominee                               of Directors for election at this meeting
Age 59                                to fill the vacancy to be created by the
                                      expansion of the Board. Mr. Tucker is
                                      President, Semiconductor Products Sector, and Executive Vice President and Deputy to the Chief Executive Office of Motorola,
                                      Inc. After joining Motorola in 1965, Mr.
                                      Tucker served in a number of senior
                                      management positions, including President and General Manager of the Automotive, Component, Computer and Energy Sector.
                                      Prior to that, Mr. Tucker served as
                                      Executive Vice President and General
                                      Manager of the Automotive and Industrial
                                      Electronics Group and Corporate Vice
                                      President and General manager of
                                      Motorola's Bipolar Analog IC Division in
                                      Arizona, a manufacturer of semiconductor products. Mr. Tucker has served as a trustee of Rochester Institute of
                                      Technology since 1986.

DERRICK WALKER                        Mr. Walker is currently the President and
Director since December 1997          owner of Derrick Walker Racing, Inc.,
Age 54                                which was formed in 1990. In 1988, he
                                      joined Al Holbert's Porsche Indy car
                                      project and assumed control of the program upon the death of Al Holbert. From 1980 to 1988, he was responsible for Penske
                                      Racing, Inc.'s Indy car program.



                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as CART's independent accountants to audit CART's consolidated financial statements for the year ended December 31, 2000. During 1999, Deloitte & Touche LLP, served as CART's independent accountants and provided certain tax and consulting services. Representatives of Deloitte & Touche LLP are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS CART'S INDEPENDENT ACCOUNTANTS FOR 2000. If the appointment is not ratified, our Board will select other independent accountants.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table provides information regarding each of CART's executive officers and certain key employers. Messrs. Craig, Dzierzawski, Bailey and Mayer and Ms. O'Connor have entered into employment agreements pursuant to which they hold their current positions. All other officers are elected by the Board of Directors to serve one year terms.

NAME                           AGE           POSITION
----                           ---           --------
Andrew H. Craig (1)            51            President, Chief Executive Officer
                                             and Chairman of the Board

Randy K. Dzierzawski           37            Executive Vice President and Chief
                                             Financial Officer

Jonathan T. Frank              34            President of CART Licensed Products

Vicki O'Connor                 54            President of Pro-Motion Agency, Ltd.
                                             (Kool Toyota Atlantic Series)

Roger Bailey                   58            President of American Racing Series,
                                             Inc. (Dayton Indy Lights Series)

Timothy A. Mayer               34            Senior Vice President of Racing
                                             Operations of CART, Inc.

Patrick R. Leahy               48            Senior Vice President of
                                             Marketing/Public Relations of CART,
                                             Inc.

J. Kirk Russell                56            Vice President of Competition and
                                             Chief Steward of CART, Inc.

Dennis Swan                    53            Vice President of Logistics of CART,
                                             Inc.

Keith Allo                     34            Vice President of Broadcasting of
                                             CART, Inc.

Rena Shanaman                  48            Vice President of Client Relations
                                             of CART, Inc.

Ron Richards                   48            Vice President of Communications of
                                             CART, Inc.

Thomas L. Carter               44            Vice President of Finance and
                                             Administration of CART, Inc.

Jeff H. Horton                 39            Vice President of Electronic Systems
                                             of CART, Inc.

Michael J. Mills               49            Secretary and General Counsel

----------
(1)  See Mr. Craig's biography on page 9.

         Randy K. Dzierzawski was first elected Executive Vice President and Chief Financial Officer of the Company in December 1997 and has served as Executive Vice President and Chief Financial Officer of CART, Inc. since October 1996. From December 1990 until his appointment as Executive Vice President of the CART, Inc. in 1996, Mr. Dzierzawski served in various positions with CART, Inc., including Director of Administration, Treasurer, Vice President and Senior Vice President. From 1988 to 1990, Mr. Dzierzawski served as a Senior Analyst in the Financial and Reporting Division of General Motors Corporation and as the president of his own financial consulting company. Prior to 1988, Mr. Dzierzawski, a certified public accountant, was employed by Arthur Andersen and Company as a Senior Tax Consultant.

         Jonathan T. Frank was first named President of CART Licensed Products in January, 1999. From 1996 to 1998, Mr. Frank served as Vice President, Sales and Marketing for CART Licensed Products. From 1994 to 1996, Mr. Frank served in various positions at Grey Advertising. From 1991 to 1994, Mr. Frank served as an account executive with Time Warner Sports Merchandising, where he helped develop the licensing programs for the National Hockey League and World Cup USA `94. From 1988 to 1989, Mr. Frank served as a director of Major League Baseball, where he planned and implemented the first ever world-wide minor league licensing program.

         Vicki O'Connor is the founder, and has served as President, of Pro-Motion Agency, Ltd., which has administered the Atlantic Championship Series since 1985. From 1983 through 1984, Pro-Motion also organized the Pro Sports 2000 Series.

         Roger Bailey has served as President of American Racing Series, Inc. since 1989. American Racing Series, Inc. operates the Dayton Indy Lights Championship Series. Prior to joining American Racing Series, Mr. Bailey served in various capacities in motor sports.

         Timothy A. Mayer was named Senior Vice President of Racing Operations of CART, Inc. in December, 1998. Previously he was President of G3 Communications, Inc., a motorsports consulting and operations firm. G3 helped organize the Rio400 in Brazil. Mr. Mayer was General Manager of G3 in 1998, and assisted with logistics for other international events. Mr. Mayer was also the Executive Producer for SBT Brazilian Television's coverage of the FedEx Championship Series, Indy Lights and the Kool Toyota Atlantic Series. Mr. Mayer has produced the television coverage for Brazilian television of these series from 1993 to 1998. Previously Mr. Mayer was in charge of Special Projects for Fittipaldi USA, and Sports World Communications.

         Patrick R. Leahy was named Senior Vice President of Marketing/Public Relations of CART, Inc. in December 1999. From 1972 until his appointment as Senior Vice President of Marketing of CART, Inc. in 1999, Mr. Leahy served in various positions with Target Stores Inc., including Manager, Corporate Marketing of Target Stores Inc., where he helped develop the marketing of four-time CART Champion, Target/Chip Ganassi Racing Team, and the inaugural Target Grand Prix of Chicago. Mr. Leahy managed Target's credit marketing and Community Relations initiatives.

         J. Kirk Russell was first appointed Chief Steward of CART, Inc. in January, 2000. Since November 1996, Mr. Russell has served as Vice President of Competition of CART, Inc. and had served as Vice President of Operations of CART, Inc. from November 1994 to November 1996. Mr. Russell joined CART on a full-time basis in 1980 as director of operations and technical director. In 1986, Mr. Russell received the Championship Drivers Association's highest honor, the "Carl Horton Safety Award." In addition, Mr. Russell has served on the Board of Directors of the Automobile Competition Committee of the United States since 1988.

         Dennis Swan was first named Vice President of Logistics of CART, Inc. in November 1994. Prior to joining CART, Mr. Swan spent two years as test team manager for the Honda engine program at Rahal-Hogan Racing. From 1989 to 1992, Mr. Swan served as test team manager and then team manager for Truesports. Mr. Swan has been involved in racing since 1964, and has worked with drivers such as Al Unser, Jr., Danny Sullivan and Raul Boesel.

         Keith Allo was first named Vice President of Broadcasting for CART, Inc. in June 1997. Prior to his employment with CART, Mr. Allo was an executive for PASS Sports beginning in 1994. While with PASS Sports, Mr. Allo served as executive producer of programming for the Detroit Redwings, Pistons, Tigers and Lions, and the University of Michigan and Michigan State University. From 1988 to 1993, Mr. Allo worked as a producer and director for SportsChannel Florida and the University of Florida Athletic Association, as well as producing programs for Jefferson Pilot Teleproductions and Host Creative.

         Rena Shanaman was first named Vice President of Client Relations for CART, Inc. in July 1996 after serving as the General Manager of CART's inaugural U.S. 500 on a contractual basis. Ms. Shanaman has been involved in motorsports for more than 16 years, including the Detroit Grand Prix, Molson Indy Vancouver and the Arrivederci, Mario tour for racing legend Mario Andretti.

         Ron Richards was first named Vice President of Communications of CART, Inc. in November 1996. From 1989 to 1996, Mr. Richards worked for Miller Brewing Company in several positions including manager and director of employee communications, including the management of all sports marketing public relations. From 1982 to 1984 and from 1987 to 1989, Mr. Richards worked with the Sports Car Club of America as both director of marketing and public relations manager. During this time, he also served as the motorsports public relations manager for Coors-sponsored racing programs.

         Thomas L. Carter was first named Vice President of Finance and Administration of CART, Inc. in March, 1998 after serving as Director of Finance since February 1997. From 1995 to 1996, Mr. Carter was employed by Rehman Robinson as a senior tax manager. From 1990 to 1995, Mr. Carter was employed by Deloitte & Touche as a senior tax consultant. From 1973 to 1989, Mr. Carter worked in various positions with the Michigan Department of Treasury. Mr. Carter is a certified public accountant.

         Jeff H. Horton was first named Vice President of Electronic Systems of CART, Inc. in June 1998. Mr. Horton has been involved in the CART family for more than 13 years. While at General Motors in the Motorsports group, Mr. Horton served as both a project engineer and program manager for the American Racing Series, Buick Indy V6, and Chevrolet Indy V8 programs. Prior to joining CART, Mr. Horton was also involved with the Mercedes CART program as a project engineer and Manager of Engine Electronics for the Dayton Indy Lights Series. From 1996 to 1998, Mr. Horton was employed by American Racing Series as the manager of engine electronics for the Dayton Indy Lights Program. In 1996, Mr. Horton was project engineer Oldsmobile Aurora IRL Program through GM Motorsports. From 1994 to 1996, Mr. Horton was employed by Ilmor Engineering, as project engineer Mercedes CART program. From 1986 to 1994, Mr. Horton was employed by GM Motorsports as program manager Chevy Indy V8 program.

         Michael J. Mills was appointed general corporate counsel and corporate secretary to CART in 1990. From 1978 to 1989, Mr. Mills served as CART's associate counsel. In addition to his positions with CART, Mr. Mills currently serves in an "of counsel" position with the law firm of Monaghan, LoPrete, McDonald, Yakima & Grenke. From 1989 to 1996, Mr. Mills was the managing partner of Tripp and Mills. Prior to that time, he was a partner with Frasco, Hackett & Mills. Mr. Mills' law practice focuses on corporate and pension law, business and commercial transactions, labor/management relations and general litigation.

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by CART's Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ending December 31, 1999 as well as their compensation for the fiscal years ending December 31, 1998 and 1997.

                                             SUMMARY COMPENSATION TABLE

                                          ANNUAL                                       LONG TERM COMPENSATION
                                       COMPENSATION                                            AWARDS
                               -----------------------------                       -------------------------------
                                                                                   SECURITIES
                                                                                   UNDERLYING
                                                                  OTHER ANNUAL       OPTIONS/         ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY ($)   BONUS ($)   COMPENSATION ($)    SARS (#)      COMPENSATION ($)
---------------------------    ----    ----------   ---------   ----------------    ---------     ----------------
Andrew H. Craig,               1999    $550,000     $200,000         (1)                   0          $9,236 (2)
   President and CEO           1998     517,308      200,000                         600,000           6,308
                               1997     439,465      160,000                               0           5,912

Randy K. Dzierzawski,          1999    $249,904     $100,000         (1)                   0          $2,608 (2)
   Executive Vice President    1998     232,692      100,000                         300,000           2,632
                               1997     199,412       35,000                               0           2,375

Roger Bailey (3)               1999    $240,000     $ 83,108         (1)              10,000          $3,016 (2)
   President of American       1998     193,846      120,000                               0           1,788
   Racing Series

Timothy Mayer (4)              1999    $200,885     $  7,000         (1)              10,000          $6,314 (2)
   Senior Vice President       1998      18,462            0                               0               0
   of Racing Operations

Victoria O'Connor (5)          1999    $180,000     $  4,037         (1)              10,000          $7,814 (2)
   President of Pro-Motion     1998     131,571       22,958                               0             677
   Agency, Inc.

(1) The aggregate amount of perquisite compensation to be reported herein is less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(2) Includes the payment of term life insurance premiums on behalf of the named executive officer, as follows: Mr. Craig - $276; Mr. Dzierzawski
         - $108; Mr. Bailey - $516; Mr. Mayer - $96; and Ms. O'Connor - $276; and contributions to defined benefit plans on behalf of the named officers as follows: Mr. Craig - $2,500; Mr. Dzierzawski - $2,500; Mr. Bailey - $2,500; Ms. O'Connor - $2,500. Also includes $3,000 paid on behalf of Mr. Craig for financial consulting services and $3,460 paid for life insurance premiums on behalf of Mr. Craig.

(3) Mr. Bailey became an executive officer of CART upon CART's acquisition of American Racing Series in March 1998. Therefore, the salary information is only provided from the date of such acquisition.

(4)      Mr. Mayer was hired in December 1998.

(5) Ms. O'Connor became an officer of CART upon CART's acquisition of Pro-Motion Agency, Inc. in April 1998. Salary information is only provided from the date of such acquisition.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants in 1999 to each of the named executive officers.


                                                        INDIVIDUAL GRANTS
                                          -----------------------------------------

                            NUMBER OF        % OF TOTAL
                            SECURITIES       OPTIONS
                            UNDERLYING      GRANTED TO      EXERCISE                  GRANT DATE
                             OPTIONS       EMPLOYEES IN       PRICE      EXPIRATION      PRESENT
             NAME          GRANTED (1)    FISCAL YEAR (2)   ($/SHARE)      DATE      VALUE ($)(3)
             ----          -----------    ---------------   ---------    ----------  ------------
Andrew H. Craig                      --          --              --           --            --

Randy K. Dzierzawski                 --          --              --           --            --

Roger Bailey                     10,000          10%           27.50        3/6/04        99,400

Timothy Mayer                    10,000          10%           27.50        3/6/04        99,400

Victoria O'Connor                10,000          10%           27.50        3/6/04        99,400

----------
(1) The options granted in 1999 are exercisable 33% after the first year, 66% after the second year and 100% after the third year.

(2)      CART granted options representing 100,250 shares to employees in 1999.

(3) CART used a Black-Scholes model of option valuation to determine grant date present value. CART does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the named officers are based on a ten-year option term. Other assumptions used for the valuations are: interest rate of 5%; annual dividend yield of 0%; and volatility of 30%.

               AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises in 1999 by each of the named executive officers and the values of each of such officer's unexercised options at December 31, 1999.

                                                        NUMBER OF SECURITIES
                                                             UNDERLYING              VALUE OF UNEXERCISED IN-THE-
                                                        UNEXERCISED OPTIONS AT            MONEY OPTIONS AT
                                                            FISCAL YEAR-END              FISCAL YEAR-END (1)
                                                      ----------------------------    ---------------------------
                            NUMBER OF
                             SHARES
                           ACQUIRED ON     VALUE
    NAME                     EXERCISE     REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
    ----                   -----------    --------    -----------    -------------    -----------   -------------
Andrew H. Craig                   0      $      0        200,000         400,000      $1,437,500     $2,875,000
Randy K. Dzierzawski         30,000       507,675         70,000         200,000         503,125      1,437,500
Roger Bailey                      0             0         29,450          10,000         211,672              0
Timothy Mayer                     0             0              0          10,000               0              0
Victoria O'Connor                 0             0              0          10,000               0              0

----------
(1) The value of unexercised options is based upon the difference between the exercise price and the average of the high and low market prices on December 31, 1999 of $23.1875.


                      REPORT OF THE COMPENSATION COMMITTEE

         CART's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Compensation Committee, which is comprised of non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for elected corporate officers. The Compensation Committee has furnished the following report on executive compensation.

         The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other CART filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that CART specifically incorporates this report.

         The Compensation Committee of the Board of Directors has furnished the following report on Executive Compensation for the Year Ended December 31, 1999.

WHAT IS CART'S PHILOSOPHY OF EXECUTIVE COMPENSATION?

         CART's Compensation Program consists of three key elements:

                  o        Base Salary;
                  o        Performance-Based Annual Bonus; and
                  o        Periodic Grants of Stock Options.

         The Compensation Committee believes that this three part approach best serves the interests of CART and its stockholders. It enables CART to meet the requirements of the highly competitive environment in which CART operates, while insuring that executive officers are compensated in a way that advances both the short and long-term interests of the stockholders. The variable annual bonus and stock options relate to an evaluation of the contribution made by the officer of CART to his performance, and with respect to the stock options, long-term remuneration related directly to the stock appreciation realized by all CART stockholders.

         BASE SALARY. Base salaries of CART's executive officers, as well as changes in such salaries take into account such factors as competitive industry salaries; a subjective assessment of the nature of the position; the contribution and experience of the officer; negotiated terms of any applicable employment contracts; and the length of the officer's service. Salaries of all employees earning in excess of $150,000 per annum are reviewed and approved by the Compensation Committee.

         ANNUAL BONUS. Annual bonuses for officers, other than Mr. Craig and Mr. Dzierzawski are based upon the recommendation of the Chief Executive Officer and are reviewed and approved by the Compensation Committee. Bonuses are based on a number of factors, including achieving CART's financial and operational goals and overall performance by the officer.

         STOCK OPTIONS. The Compensation Committee's policy with respect to Stock Options is to grant options reflecting the participant's position and ability to influence CART's overall performance. The Stock Option Plan is intended to provide participants with an increased incentive to make contributions to the long-term performance and growth of CART, to attract and retain qualified employees. CART's approach has been to grant options to a significant number of its employees at all levels in order to align all employees with the shareholders in seeking shareholder value.

HOW IS CART'S CHIEF EXECUTIVE OFFICER COMPENSATED?

         As the Chief Executive Officer, Mr. Craig is compensated pursuant to an Employment Agreement entered into in 1997. The Agreement terminates in December 2000 and provides for an annual base salary of $550,000 for 1999 and $600,000 for 2000. In addition, Mr. Craig is entitled to receive annual bonuses as determined by the Board of Directors. The Board of Directors has done its own analysis, and has employed compensation consultants to provide guidance in establishing performance criteria to provide incentives for Mr. Craig and to align his compensation with CART's goals and objectives. During 1999, the Compensation Committee met on several occasions to discuss the establishment of bonus criteria, and after consultation with the Board of Directors determined that Mr. Craig's bonus for the year ended December 31, 1999 would be $200,000. The bonus was based upon CART's performance in gross revenues, net income, race team participation, and television ratings. No specific quantitative measures or performance criteria have been adopted. However, the Committee gave greater emphasis to gross revenues and net income. We anticipate that more specific criteria will be established in 2000 based upon subjective factors established by the Committee with the assistance of compensation consultants.

         Mr. Craig was granted options in 1998 to purchase 600,000 shares of CART's stock at the initial public offering price. These options vest equally over the three years of his Employment Agreement.

         DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Committee intends to comply with the requirements of Section 162(m) of the Internal Revenue Code with respect to the stock options granted to employees in order to avoid losing the tax deduction for compensation in excess of $1-million paid to one or more of the executive officers named in the summary of compensation table.

                             Compensation Committee:

                                    U. E. Patrick, Chairman
                                    Gerald Forsythe
                                    Carl A. Haas
                                    Derrick Walker


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Board's Compensation Committee is or has been an officer or employee of CART or any of its subsidiaries during the last 10 years.

                             STOCK PERFORMANCE GRAPH

         The graph below shows the cumulative total shareholder return from the date of CART's initial public offering assuming the investment of $100 on March 10, 1998 in each of CART's common stock, the S&P 500 Index and the Company's peer group. For purposes of this stock performance graph, CART has selected all of the auto racing industry public companies as its peer group. The peer group is comprised of Dover Downs Entertainment, International Speedway Corporation, and Speedway Motorsports, Inc.


                              [PERFORMANCE GRAPH]


         Assumes that the value of the investment in CART stock and each index was $100 at March 10, 1998 and that all dividends were reinvested.

                                   PLOT POINTS

                          1997             1998                    1999
                          ----             ----                    ----
CART                     100.00           155.92                  121.06
S&P 500                  100.00           118.62                  143.58
Peer Group               100.00           120.17                  143.25

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         CART has entered into, and the Company will continue to enter into, transactions with entities that are affiliated with the Company's directors and with affiliates of its race teams. Race teams that participate in the CART Championship receive purse distributions on a per race basis and from the year end point fund which amounts have been paid based solely upon their performance in specific races. In addition, royalty distributions are made from CART with respect to a sharing arrangement on royalties received in connection with the use of the teams property rights. The following tables provides information with respect to payments made during 1999 by CART to race teams that are affiliated with directors of CART:

RACE TEAM/AFFILIATED DIRECTOR                      PURSE DISTRIBUTIONS    ROYALTY DISTRIBUTIONS
-----------------------------                      -------------------    ---------------------
PacWest Racing Group/Bruce R. McCaw                      $  575,000             $79,000
Patrick Racing, Inc./U.E. Patrick                         1,936,000              26,000
Forsythe Racing, Inc./Gerald R. Forsythe                  1,432,000              25,000
Team Rahal, Inc./Robert W. Rahal                          1,062,000              77,000
Derrick Walker Racing, Inc./Derrick Walker                  682,000              15,000
Newman/Haas Racing/Carl A. Haas                           1,501,000              85,000
Chip Ganassi Racing Teams, Inc./Chip Ganassi              2,496,000              71,000
Team Green/Barry Green                                    2,541,000              79,000

         Carl A. Haas, a director of the Company and a race team owner and 5% stockholder, is a principal owner of Carl Haas Racing Teams, Ltd. and Texaco Houston Grand Prix L.L.C., each of which have entered into Promoter Agreements with respect to CART Championship races at the Wisconsin State Park Speedway in West Allis, Wisconsin and at a temporary road course in Houston, Texas. Pursuant to the terms thereof, a CART Championship race will be held in West Allis through 2001, and in Houston through 2003. The sanction fees payable to CART under these agreements are similar to those paid by independent race promoters. Pursuant to the two existing Promoter Agreements, entities affiliated with Mr. Haas have paid or will pay sanction fees to CART in the aggregate amount of $2.8 million, $3.4 million, $4.1 million, $2.7 million and $2.7 million in 1999, 2000, 2001, 2002 and 2003, respectively. In addition, CART paid a total of $200,000 in sales costs to each of these entities during 1999.

         In March 1998, CART purchased all of the stock of American Racing Series, Inc. and certain assets of BP Automotive, Inc. for a total purchase price of $10.0 million and options to purchase 100,000 shares of stock, with an exercise price of $16.00 per share. ARS, the organizer of the PPG Dayton Indy Lights Championship, was controlled by U.E. Patrick, a director, and Roger Bailey, who became an executive officer of CART upon consummation of the ARS acquisition. In connection with the ARS and BP acquisitions, during 1998 Mr. Patrick and members of his family received $4,813,725 and options to purchase 70,550 shares. Mr. Bailey received $2,009,804 and options to purchase 29,450 shares.

         Chip Ganassi, a director of the Company and a race team owner is a principal owner of Ganassi Group, LLC which has entered into a Promoter Agreement with respect to a CART Championship race in Cicero (Chicago), Illinois. Pursuant to the terms thereof, a Championship race was held in 1999 and will be held through 2003 and Ganassi Group, LLC has paid or will pay sanction fees to CART of $1.8 million for 1999, $1.8 million for 2000, $1.9 million for 2001, $2.0 million for 2002 and $2.1 million for 2003. In addition, CART paid a total of $200,000 in sales costs to Ganassi Group, LLC during 1999.

                  In addition to the payments described above, CART receives revenues from its race teams, including those affiliated with CART directors, for entry fees, equipment leases and other payments based solely on participation in CART events. During 1999, race teams affiliated with CART directors made such payments to CART as follows:

          PacWest Racing Group/Bruce R. McCaw*                    $254,000
          Patrick Racing, Inc./U.E. Patrick                         75,000
          Forsythe Racing, Inc./Gerald R. Forsythe*                382,000
          Team Rahal, Inc./Robert W. Rahal                          75,000
          Derrick Walker Racing, Inc./Derrick Walker               100,000
          Newman/Haas Racing/Carl A. Haas                          164,000
          Chip Ganassi Racing Teams, Inc./Chip Ganassi              75,000
          Team Green/Barry Green                                   211,000

----------
* Includes engine lease, rebuilds and wheels payments related to entries in the Indy Lights Series.

         With the exception of Messrs. Craig, Hardymon and Ohlmeyer, each of the current directors is affiliated with entities engaged in various levels of business activity with CART. These and other transactions with officers, directors, employees, principal stockholders or affiliates have been or will be
(1) made in the ordinary course of business, (2) on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons, and (3) such that did not or do not involve more than normal levels of risk or present other unfavorable features. In order to avoid conflicts of interest, directors of CART who are affiliated with an entity that is entering into a transaction with CART will not vote on any matter related to such transaction, and may, in certain circumstances, refrain from participating in any discussions related to such transaction.

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS


Q:   WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the 2 proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Andrew H. Craig and Randy K. Dzierzawski, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:   WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on March 15, 2000, the record date, is entitled to one vote at the annual meeting. On the record date, we had approximately 15,586,568 shares of common stock issued and outstanding, held of record by 367 holders.

Q:   WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:   WHO WILL COUNT THE VOTE?

A: A representative of Norwest Bank, CART's transfer agent, will tabulate the votes and act as the inspector of election.

Q:   IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CART or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy card which are then forwarded to CART management.

Q:   WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: CART will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials and/or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

     STOCKHOLDER PROPOSALS: In order for a stockholder proposal to be considered for inclusion in CART's proxy statement for next year's annual meeting, the written proposal must be received by CART no later than January 2, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by CART no later than March 3, 2001 and shall contain such information as required under our Bylaws.

     NOMINATION OF DIRECTORS: Any stockholder of record may nominate persons for election to the Board of Directors by providing written notification to CART's secretary, in accordance with the Bylaws. Nominations for persons to be elected at the meeting of stockholders in 2001 must be received by January 31, 2001, and must include information concerning the proposed nominee as required by the Bylaws, and such person's written consent.

     COPY OF BYLAW PROVISIONS: You may contact the CART Corporate Secretary at our Company headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.


                                            By Order of the Board of Directors

                                            /s/ Andrew Craig

                                            Andrew Craig
                                            Chairman of the Board

                                            March 17, 2000

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                             TUESDAY, MAY 2, 2000
                                   9:00 a.m.

                                 TOWNSEND HOTEL
                              100 TOWNSEND STREET
                           BIRMINGHAM, MICHIGAN 48009

--------------------------------------------------------------------------------

CHAMPIONSHIP AUTO RACING TEAMS, INC.
755 WEST BIG BEAVER ROAD, SUITE 200
TROY, MICHIGAN 48084                                                       PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 2, 2000.

The shares of stock you hold in your account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint Andrew H. Craig and Randy K. Dzierzawski, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

                                                            --------------------
                                                            COMPANY #
                                                            CONTROL #
                                                            --------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 1, 2000.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

- Follow the simple instructions the Voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/mph/ - QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. on May 1, 2000.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Championship Auto Racing Teams, Inc., c/o Shareowner Services(TM), P.O. Box 64873, St. Paul, MN 55164-0837.





      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                               Please detach here


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Elections of directors:    01 Andrew H. Craig       07 Bruce R. McCaw
                              02 Gerald R. Forsythe    08 U.E. Patrick
                              03 Chip Ganassi          09 Robert W. Rahal
                              04 Barry E. Green        10 Bert C. Roberts, Jr.
                              05 Carl A. Haas          11 Frederick T. Tucker
                              06 James F. Hardymon     12 Derrick Walker

   [_] Vote FOR           [_] Vote WITHHELD
       all nominees           from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2. To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the year ended December 31, 2000.

[_] For        [_] Against         [_] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
                        ---

Address Change? Mark Box [_]
Indicate changes below:                          Date
                                                      --------------------------

                                             -----------------------------------


                                             -----------------------------------

                                             Signature(s) in Box

                                             Please sign exactly as your name(s)
                                             appear on Proxy. If held in joint
                                             tenancy, all persons must sign.
                                             Trustees, administrators, etc.,
                                             should include title and authority.
                                             Corporations should provide full
                                             name or corporation and title of
                                             authorized officer signing the
                                             proxy.